BEA Investment Funds, Inc.
Institutional Government Fund
153 East 53rd Street
New York, NY 10022

                 ---------------------------------------------
OFFICERS AND DIRECTORS

Richard H. Francis           Michael A. Pignataro
CHAIRMAN OF THE BOARD,       ASSISTANT VICE PRESIDENT
PRESIDENT AND CHIEF          AND ASSISTANT SECRETARY
EXECUTIVE OFFICER            Hal Liebes
Desmond G. FitzGerald        SECRETARY
DIRECTOR                     Harvey M. Rosen
Robert G. Stone, Jr.         TREASURER
DIRECTOR                     Paul P. Stamler
Bruce N. Lehmann             ASSISTANT TREASURER
DIRECTOR                     John M. Corcoran
Mark Silverstein             ASSISTANT TREASURER
VICE PRESIDENT

                 ---------------------------------------------
INVESTMENT ADVISER

BEA Associates
153 East 53rd Street
New York, New York 10022

            --------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
(800) 545-5799
            --------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

            --------------------------------------------------------

This report, including the financial statements herein, is transmitted to the shareholders of the Institutional Government Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                     [LOGO]

                           BEA Investment Funds, Inc.
                         Institutional Government Fund

                                     [LOGO]

                                 ANNUAL REPORT
                               December 31, 1995

BEA INVESTMENT FUNDS, INC.
INSTITUTIONAL GOVERNMENT FUND

----------
Dear Shareholders:

We are pleased to report on the activities of the Institutional Government Fund (the "Fund") for the year ended December 31, 1995. The net asset value (NAV) of the Fund as of December 31, 1995 was $9.70, compared to an NAV of $9.00 at December 31, 1994. As a result, the Fund's total return (assuming reinvestment of dividends) was 14.57%. In comparison, the Lehman Brothers Government/Mortgage Index gained 17.82% during the same period.

TREASURY MARKET AND ECONOMIC COMMENTARY
    The past year was very unusual, especially considering the events of 1994. Although bear markets have lasted several years in the past, 1994 was the first major bear market this century to last only one year. As a result, many investors did not expect the more than 200 basis-point decline in interest rates across the yield curve in 1995. Two and three-year securities fell 250 basis points and 10-year securities fell 220 basis points. The Federal Reserve eased again in November, continuing the trend it started in July. With the easing trend in place, a weakening economy, and talk of a balanced budget, yields began to decline.
    The U.S. Treasury market had a very strong year due to several factors. The extremely weak dollar early in the year helped to bring high levels of international investment to the United States. In addition, as it became clear that inflation was going to remain low (approximately 1.5 to 2.5 percent), the economy weakened. With that economic scenario, investors anticipated that the Federal Reserve would begin to ease. As expected, short-term rates were lowered slowly, a trend that is expected to continue.
    At year-end levels, interest rates are reasonable relative to inflation expectations and are low relative to short-term rates. It is our opinion that the Federal Reserve has held rates unnecessarily high due to the failure of Congress and the White House to agree on a budget. Once a budget and deficit plan are in place, we expect the Federal Reserve to quickly move to lower rates.

MORTGAGE SECURITIES MARKET
    The mortgage-backed securities market had an unusual year, as the dominant investors became money managers and the mortgage agencies themselves (FHLMC and FNMA), rather then yield-oriented insurance companies, banks and mutual funds. During the first half of the year, the sharp drop in interest rates brought back memories of rapid prepayments causing mortgage securities to become underpriced relative to their actual risk. Believing that substantial prepayments were not likely to materialize (and they have not), we increased our mortgage allocation at the height of prepayment fears in June. Soon the market adjusted for its overreaction.
    During the third and fourth quarters, two other events caused additional cheapness in this sector. First, FASB allowed a one-time window for financial institutions to reclassify securities. This led to fears of massive selling of mortgage securities, which never actually materialized. The second event was a statement by the S&P rating agency that insurance companies would be penalized for holding mortgages, causing concern that insurance companies may shy away from the sector. As interest rates dropped late in the year, we increased our allocation further because mortgages had reached their cheapest level relative to treasuries since 1991, while other fixed income sectors remain close to their richest levels. Looking into 1996, we expect that investors will realize that mortgage-backed securities provide the best relative value to treasuries, compared with corporates or asset-backeds. We will continue to participate in this sector primarily through investments in agency passthroughs.
    We thank you for your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

               [LOGO]
Mark Silverstein
VICE PRESIDENT

January 19, 1996

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

        COMPARISON OF A CHANGE IN THE VALUE OF A $25,000 PURCHASE IN THE
                       BEA INSTITUTIONAL GOVERNMENT FUND
               AND THE LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               BEA INSTITUTIONAL            LEHMAN BROTHERS GOVERNMENT/
                                                  GOVERNMENT FUND(7)                        MORTGAGE INDEX(7)
1/8/91*                                                       25,000                                   25,000
12/31/91                                                      28,990                                   29,000
12/31/92                                                      31,000                                   31,500
12/31/93                                                      34,000                                   34,990
12/31/94                                                      32,182                                   32,900
12/31/95                                                      36,873                                   38,720
AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED DECEMBER 31, 1995
1 YEAR                                                 SINCE 1/8/91*
14.57                                                           8.11

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* Commencement of Operations

+The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index. The Fund's performance excludes the effect of sales charges and includes the effects of fee waivers and expense reimbursements.

                      Definition of the Comparative Index

The Lehman Brothers Government/Mortgage Index is an unmanaged index composed of a combination of the Government and Mortgage-Backed Securities Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Mortgage-Backed Securities Index includes 15-and 30-year fixed-rate mortgage securities backed by GNMA, FHLMC, and FNMA. Graduated Payment Mortgages are included. All issues are investment grade (AAA) or higher, with maturities of at least one year and outstanding par value of at least $100 million. All returns are market value weighted inclusive of accrued income.

PLEASE NOTE THAT ONE CAN NOT INVEST IN AN UNMANAGED INDEX.

PORTFOLIO OF INVESTMENTS
---------

DECEMBER 31, 1995

                                     Principal       Value
                                        Amount  (Note A-1)
---------------------------------------------------------
------------
MORTGAGE BACKED OBLIGATIONS (61.1%)
--------------------------------------------------
----------
COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)
  Federal Home Loan
    Mortgage Corporation
    Series 7, Class G REMIC-PAC
     8.50%, 9/15/18                 $  416,204  $  424,915
  Federal National
    Mortgage Association
    Series 1990-39, Class H REMIC-PAC
    8.95%, 11/25/18                  2,000,000   2,110,000
                                                ----------
        TOTAL COLLATERALIZED
         MORTGAGE OBLIGATIONS                    2,534,915
                                                ----------
---------------------------------------------------------
------------
FEDERAL HOME LOAN MORTGAGE ASSOCIATION (6.9%)
  Various 30-Year Gold Pools:
      9.00%, 5/1/21-8/1/21           1,337,344   1,407,127
                                                ----------
---------------------------------------------------------
------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (23.7%)
  Various Pools:
      6.00%, 3/1/24-9/1/24           1,458,888   1,410,103
      7.00%, 12/1/09-7/1/10          1,215,439   1,237,841
      8.00%, 6/1/25                  1,115,547   1,155,283
      9.00%, 4/1/16                     33,265      35,333
      11.00%, 10/1/10                  897,533     997,697
                                                ----------
        TOTAL FEDERAL NATIONAL
         MORTGAGE ASSOCIATION                    4,836,257
                                                ----------
---------------------------------------------------------
------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (18.0%)
  Various Pools:
      6.00%, 4/15/09                   425,438     422,379
      7.00%, 6/15/09-7/15/09           870,554     890,681
      8.00%, 8/15/07-8/15/22         2,168,373   2,261,647
      10.50%, 10/15/15                  33,414      37,342
      11.00%, 9/15/10-9/15/15           56,193      63,447
                                                ----------
        TOTAL GOVERNMENT NATIONAL
         MORTGAGE ASSOCIATION                    3,675,496
                                                ----------
---------------------------------------------------------
------------
TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $12,288,811)                            12,453,795
                                                ----------
---------------------------------------------------------
------------


                                                     Value
                                     Principal  (Notes A-1
                                        Amount    and A-3)
---------------------------------------------------------
------------
U.S. GOVERNMENT OBLIGATIONS (25.4%)
--------------------------------------------------
----------
U.S. TREASURY BONDS (15.6%)
      7.875%, 2/15/21               $  815,000  $1,003,599
      9.00%, 11/15/18                1,600,000   2,179,248
                                                ----------
        TOTAL U.S. TREASURY BONDS                3,182,847
                                                ----------
---------------------------------------------------------
------------
U.S. TREASURY NOTES (9.8%)
      5.375%, 5/31/98                  700,000     702,296
      5.875%, 11/15/05                 550,000     562,375
      6.25%, 2/15/03                   710,000     740,729
                                                ----------
        TOTAL U.S. TREASURY NOTES                2,005,400
                                                ----------
---------------------------------------------------------
------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
    (Cost $4,717,949)                            5,188,247
                                                ----------
---------------------------------------------------------
------------
REPURCHASE AGREEMENT (8.0%)
    Paine Webber, 5.80%, dated
     12/29/95, due 1/2/96, to be
     repurchased at $1,627,048,
     collateralized by $1,585,000
     U.S. Treasury Notes, 6.75%,
     due 5/31/99, valued at
     $1,658,520
     (Cost $1,626,000)               1,626,000   1,626,000
                                                ----------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (94.5%)
    (Cost $18,632,760)                          19,268,042
                                                ----------
---------------------------------------------------------
------------
OTHER ASSETS IN EXCESS OF
    LIABILITIES (5.5%)                           1,120,210
                                                ----------
---------------------------------------------------------
------------
NET ASSETS (100%)                               $20,388,252
                                                ----------
                                                ----------
---------------------------------------------------------
------------
REMIC--Real Estate Mortgage Investment Conduit.
PAC--Planned Amortization Class.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                      December 31, 1995
--------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $17,006,760) (Note A-1).........................   $17,642,042
    Repurchase Agreement at Value
      (Cost $1,626,000) (Note A-3)..........................     1,626,000
    Cash....................................................       856,060
    Receivables:
      Interest (Note A-6)...................................       153,955
      Fund Shares Sold (Note F).............................       121,753
      Paydowns..............................................        11,291
      Investment Adviser (Note B)...........................         4,490
    Other Assets............................................         2,917
--------------------------------------------------------------------------
        Total Assets........................................    20,418,508
--------------------------------------------------------------------------
LIABILITIES:
    Payables:
      Professional Fees.....................................        20,857
      Shareholders' Reports.................................         4,279
      Administrative Fees (Note C)..........................         3,461
      Directors' Fees.......................................         1,659
--------------------------------------------------------------------------
        Total Liabilities...................................        30,256
--------------------------------------------------------------------------
NET ASSETS..................................................   $20,388,252
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value.......................    $    2,101
    Capital Paid in Excess of Par Value.....................    20,690,334
    Undistributed Net Investment Income.....................       105,007
    Accumulated Net Realized Loss...........................    (1,044,472)
    Unrealized Appreciation on Investments..................       635,282
NET ASSETS APPLICABLE TO 2,101,165 ISSUED AND OUTSTANDING
  $.001 PAR VALUE SHARES (AUTHORIZED 500,000,000 SHARES)....   $20,388,252
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($20,388,252 / 2,101,165 Shares Outstanding)..............         $9.70
CALCULATION OF MAXIMUM OFFERING PRICE
    Net Asset Value Per Share...............................    $     9.70
    Sales Charge--2.50% of Public Offering Price............          0.25
    Maximum Offering Price Per Share........................    $     9.95
--------------------------------------------------------------------------
--------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                         Year Ended
                                                         December 31, 1995
--------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-6).....................................    $1,490,489
--------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).......................       105,545
    Directors' Fees and Expenses............................        41,609
    Professional Fees.......................................        41,151
    Organizational Expense (Note A-8).......................        37,603
    Administrative Fees (Note C)............................        36,131
    Shareholder Reports Expense.............................        17,436
    Other...................................................        20,424
--------------------------------------------------------------------------
      Total Expenses........................................       299,899
--------------------------------------------------------------------------
    Less: Fees Waived by Adviser (Note B)...................       (88,695)
--------------------------------------------------------------------------
      Net Expenses..........................................       211,204
--------------------------------------------------------------------------
        Net Investment Income...............................     1,279,285
--------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS............................       430,143
CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION ON
  INVESTMENTS...............................................     1,148,213
--------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation.................................     1,578,356
--------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations........    $2,857,641
--------------------------------------------------------------------------
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                             Year Ended
                                                                                          Year Ended       December 31,
                       STATEMENT OF CHANGES IN NET ASSETS                          December 31, 1995               1994

--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................         $ 1,279,285        $ 1,494,495
    Net Realized Gain (Loss) on Investments.....................................             430,143         (1,455,923)
    Change in Unrealized Appreciation/Depreciation on Investments...............           1,148,213           (927,476)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................           2,857,641           (888,904)
-----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Net Investment Income.......................................................          (1,286,392)        (1,382,381)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from Subscriptions.................................................           7,925,699          5,642,390
    Reinvestment of Dividends and Distributions.................................           1,281,820          1,246,907
    Cost of Redemptions.........................................................         (10,875,817)       (22,182,433)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS............          (1,668,298)       (15,293,136)
-----------------------------------------------------------------------------------------------------------------------
      Total Decrease in Net Assets..............................................             (97,049)       (17,564,421)
NET ASSETS:
    Beginning of Year...........................................................          20,485,301         38,049,722
-----------------------------------------------------------------------------------------------------------------------
    End of Year (including undistributed net investment income of $105,007 and
     $112,114, respectively)....................................................        $ 20,388,252       $ 20,485,301
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                       Year Ended December 31,                            Period Ended
PER SHARE OPERATING   -----------------------------------------------------------------       December 31,
PERFORMANCE:           1995Section          1994             1993             1992                   1991*
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.............          $ 9.00           $ 9.73          $ 10.01          $ 10.25             $ 9.75
----------------------------------------------------------------------------------------------------------
Investment
 Activities:
    Net Investment
     Income+........            0.57             0.53             0.47             0.56               0.71
    Net Realized and
     Unrealized Gain
     (Loss) on
     Investments....            0.70            (0.78)            0.43            (0.01)              0.67
----------------------------------------------------------------------------------------------------------
      Total from
       Investment
       Activities...            1.27            (0.25)            0.90             0.55               1.38
----------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment
     Income.........           (0.57)           (0.48)           (0.47)           (0.56)             (0.71)
    Net Realized
     Gain...........              --               --            (0.71)           (0.23)             (0.17)
----------------------------------------------------------------------------------------------------------
      Total
    Distributions...           (0.57)           (0.48)           (1.18)           (0.79)             (0.88)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD..........          $ 9.70           $ 9.00           $ 9.73          $ 10.01            $ 10.25
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT
 RETURN (1) ++......           14.57%           (2.58)%           9.10%            5.52%             14.78%#
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS AND
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period
 (Thousands)........         $20,388          $20,485          $38,050          $66,630            $34,631
----------------------------------------------------------------------------------------------------------
Ratio of Expenses to
 Average Net
 Assets.............            1.00%            0.96%            0.88%            0.99%              0.59%**
Ratio of Net
 Investment Income
 to Average Net
 Assets.............            6.04%            5.45%            4.37%            5.66%              7.39%**
Portfolio Turnover
 Rate...............           84.56%          201.23%          244.53%          371.19%            201.42%
----------------------------------------------------------------------------------------------------------
 # Not annualized.
 *  Reflects operations for the period  from January 8, 1991 (commencement  of operations) to December 31,
   1991.
 ** Annualized.
 + Net of waived  fees and reimbursed expenses  of $0.13 , $0.02  and $.04 per share  for the years  ended
   December 31, 1991, December 31, 1992 and December 31, 1995, respectively.
 Section  BEA Associates replaced CS  First Boston Investment Management  as the Fund's investment adviser effective June 13, 1995, as explained in Note B.
 ++ Total return for the years ended December 31, 1991, December 31, 1992 and December 31, 1995 would have been lower if fees had not been waived and reimbursed.
(1) Total return is calculated exclusive of sales charge.
   Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--BEA Investment Funds, Inc. (the "Company") formerly CS First Boston Investment Funds, Inc. was incorporated in Maryland on July 2, 1987 and its operations through July 27, 1988 were limited to its organization and registration as a diversified, open-end investment company under the Investment Company Act of 1940. The Institutional Government Fund (the "Fund") commenced operations on January 8, 1991. The Fund's investment objective is a high current return through investments in U.S. Government securities.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements. Generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Investments for which the primary market is a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Investments for which the primary market is believed to be over-the-counter are valued at the mean of the most recent quoted bid and asked prices provided by one or more principal market makers. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. U.S. government obligations and other short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

2. FEDERAL INCOME TAXES: It is the Fund's intention to comply with the requirements of the Internal Revenue Code to qualify as a regulated investment company and distribute all of its taxable income and realized gains to shareholders. Accordingly, no provision for Federal income taxes is required.

  The cost of investments for Federal income tax purposes amounted to $18,636,080. The net unrealized appreciation on a Federal income tax basis amounts to $631,962 and is comprised of appreciation of $690,092 and depreciation of $58,130 at December 31, 1995.

  During the year ended December 31, 1995 the Fund utilized capital loss carryover for federal income tax purposes of $259,295. For the year ended December 31, 1995, the Fund had capital loss carryforwards totaling $1,041,152 which can be used to offset capital gains until December 31, 2002.

  Undistributed net investment income and accumulated net realized loss have been adjusted for prior period permanent book-tax differences.

3. REPURCHASE AGREEMENTS: The Fund enters into agreements to purchase securities and to resell them (repurchase agreements) at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

4. DOLLAR ROLLS: The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. The fee is amortized into income over the duration of the roll transaction.

5. DIVIDENDS AND DISTRIBUTIONS: Distributions from net investment income are declared on a monthly basis payable on the last calendar day (or next business day if the last calendar day falls on a holiday or weekend) of the month. Distributions of net realized gains will be paid at least annually. However, to the extent that net realized gains of the Fund can be reduced by any capital loss carryforwards of the Fund, such gains will not be distributed.

  Income distributions and capital gains distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of gains or losses on securities.

6. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are accreted/amortized over their respective estimated lives on a yield to maturity basis for long term securities, with the exception of mortgage backed securities, and on a straight line basis for short term securities. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools.

7. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

8. OTHER: Organization expenses were amortized on a straight line basis over a period which did not exceed sixty months.

  Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the Company.

B. INVESTMENT ADVISORY AGREEMENT--Effective June 13, 1995, BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund pays the Adviser a fee, calculated daily and payable monthly, at a base annual rate of .50% of the Fund's average daily net assets. Prior to June 13, 1995, CS First Boston Investment Management Corporation provided investment advisory services to the Fund under substantially the same terms, conditions and fees as stated above.

The Adviser has agreed to reimburse to the Fund a portion of its advisory fees to the extent that the expenses of the Fund exceed 1.00% of average daily net assets.

C. ADMINISTRATIVE AND CUSTODY AGREEMENTS--Effective September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase"), through its affiliate Chase Global Funds Services Company (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services under an Administrative Agreement. Effective September 1, 1995, Chase also serves as custodian of the Fund's assets under a Custody Agreement. Under the Agreements, Chase is paid a combined fee, computed daily and payable monthly at an annual rate of .05% of the Fund's average daily net assets, plus a fixed fee of $1,000 per month and out-of-pocket expenses. Prior to September 1, 1995, United States Trust Company of New York ("U.S. Trust"), through its wholly owned subsidiary MFSC, provided administrative, fund accounting, dividend disbursing and transfer agent services. U.S. Trust also provided custodial services to the Fund under the same terms conditions, terms and fees as stated above.

D. DISTRIBUTION AGREEMENT--Effective April 19, 1995, Funds Distributor, Inc. (the "Distributor") serves as distributor of shares of the Fund. Under its Distribution Agreement with the Company, the Distributor sells shares of the Fund upon the terms of the prospectus and at the current offering price. The Distributor is not obligated to sell any certain number of shares of the Fund. For the year ended December 31, 1995, the Distributor received no commissions from sales of the Fund's shares. Prior to April 19, 1995, CS First Boston Corporation served as distributor of shares of the Fund. CS First Boston Corporation also received no commissions.

E. PORTFOLIO ACTIVITY--Purchases and sales of U.S. Government securities, other than short term investments for the year ended December 31, 1995 were $16,730,170 and $19,102,885, respectively.

F. CAPITAL--The Company is authorized to issue 79,500,000,000 shares of Common Stock, $.001 par value, of which the Fund is authorized to issue 500,000,000 shares. Transactions in Fund shares were as follows:

                                  YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,
                                     1995           1994
                                 -------------  -------------
Shares outstanding, beginning
 of period.....................     2,275,820      3,910,001
Shares sold....................       852,793        602,487
Shares issued in reinvestment
 of dividends and
 distributions.................       137,829        134,526
Shares redeemed................    (1,165,277)    (2,371,194)
                                 -------------  -------------
Shares outstanding, end of
 period........................     2,101,165      2,275,820
                                 -------------  -------------
                                 -------------  -------------

G. SUBSEQUENT EVENT--The Fund paid a dividend of $.05 per share on January 2, 1996. The Fund also paid a dividend of $.05 per share on January 31, 1996, which represented all taxable income and capital gains of the Fund through January 31, 1996. The Fund ceased operations on January 31, 1996 and redeemed all outstanding shares at a net asset value of $9.63 per share.

REPORT OF INDEPENDENT ACCOUNTANTS
------

To The Board of Directors and Shareholders of
Institutional Government Fund, a portfolio of BEA Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Government Fund of BEA Investment Funds, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period January 8, 1991 (commencement of operations) through December 31, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As further explained in Note G, the Fund ceased operations on January 31, 1996.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY

February 7, 1996

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